Exhibit 99.2
PARKVALE FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar amounts in thousands except per share data)
(Unaudited)

	Three months ended		Year ended
	June 30,		June 30,
	2009	2008	2009	2008

Total interest income	$21,500	$23,557	$90,483	$97,882
Total interest expense	11,342	13,413	48,846	57,978

Net interest income	10,158	10,144	41,637	39,904
Provision for loan losses	1,772	964	6,754	2,331
Net gain on sale and (writedown) of securities	(2,393)	(2,555)	(28,117)	(2,574)
Other non-interest income	2,516	2,786	10,416	11,026
Total non-interest expense	7,927	7,003	29,420	28,623

Income (loss) before income taxes	582	2,408	(12,238)	17,402
Income tax expense (benefit)	(776)	350	(2,696)	4,599

Net income (loss)	1,358	2,058	(9,542)	12,803
Less: Preferred stock dividend	397	0	829	0

Income (loss) to common shareholders	$961	$2,058	$(10,371)	$12,803

Net income (loss) per basic share	$0.18	$0.38	$(1.90)	$2.33
Net income (loss) per diluted share	$0.18	$0.38	$(1.90)	$2.31
Cash dividends declared per share	$0.05	$0.22	$0.71	$0.88
SELECTED FINANCIAL DATA
(Dollar amounts in thousands except per share data)

	June 30,
	2009	2008

Total assets	$1,907,106	$1,851,392
Savings deposits	1,511,248	1,493,685
Total Loans, net of allowance	1,108,936	1,201,665
Loan loss allowance	17,793	15,249
Nonperforming loans and foreclosed real estate	33,641	15,808
Ratio to total assets	1.76%	0.85%
Allowance for loan losses as a % of gross loans	1.58	1.25
Total shareholders’ equity	$150,760	$131,631
Book value per common share	$21.92	$24.01
OTHER SELECTED DATA

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Average yield earned on all interest-earning assets	4.77%	5.40%	5.13%	5.66%
Average rate paid on interest-bearing liabilities	2.59	3.16	2.87	3.42
Average interest rate spread	2.18	2.24	2.26	2.24
Net yield on average interest-earning assets	2.25	2.33	2.36	2.31
Return on average assets	0.28	0.44	(0.51)	0.70
Return on average equity	7.87	6.12	(6.42)	9.73
Other non-interest expenses to average assets	1.65	1.51	1.57	1.56

Parkvale Financial Corporation
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollar amounts in thousands except share data)

	June 30,
	2009	2008

Assets
Cash and noninterest-earning deposits	$15,381	$18,692
Federal funds sold	150,510	86,000

Cash and cash equivalents	165,891	104,692

Interest-earning deposits in other banks	3,899	7,252
Investment securities available for sale (cost of $22,041 in 2009 and $34,845 in 2008)	23,505	31,347
Investment securities held to maturity (fair value of $438,745 in 2009 and $383,852 in 2008)	504,029	413,028
Loans, net of allowance of $17,960 in 2009 and $15,249 in 2008	1,108,936	1,201,665
Foreclosed real estate, net	5,706	3,279
Office properties and equipment, net	18,073	18,851
Goodwill	25,634	25,634
Intangible assets and deferred charges	3,786	4,695
Prepaid expenses and other assets	47,647	40,949

Total assets	$1,907,106	$1,851,392

Liabilities and Shareholders’ Equity

Liabilities

Deposits	$1,511,248	$1,493,685
Advances from Federal Home Loan Bank	186,202	191,430
Other debt	21,261	21,965
Term Debt	25,000	—
Advance payments from borrowers for taxes and insurance	7,359	7,754
Other liabilities	5,276	4,927

Total liabilities	1,756,346	1,719,761

Shareholders’ Equity

Preferred stock ($1.00 par value; 5,000,000 shares authorized; 31,762 shares issued)	31,762	—
Common stock ($1.00 par value; 10,000,000 shares authorized; 6,734,894 shares issued)	6,735	6,735
Additional paid-in capital	4,116	4,026
Treasury stock at cost - 1,307,199 shares in 2009 and 1,253,199 shares in 2008	(27,314)	(26,618)
Accumulated other comprehensive (loss) income	(10)	(2,222)
Retained earnings	135,471	149,710

Total shareholders’ equity	150,760	131,631

Total liabilities and shareholders’ equity	$1,907,106	$1,851,392

PARKVALE FINANCIAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollar Amounts in Thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	June 30,		June 30,
	2009	2008	2009	2008

Interest income:
Loans	$15,660	$17,337	$66,649	$71,602
Investments	5,771	5,516	23,147	21,974
Federal funds sold	69	704	687	4,306

Total interest income	$21,500	$23,557	$90,483	$97,882

Interest expense:
Savings deposits	8,651	10,794	38,483	46,722
Borrowings	2,691	2,619	10,363	10,939
Trust preferred securities	—	0	—	317

Total interest expense	11,342	13,413	48,846	57,978

Net interest income	10,158	10,144	41,637	39,904
Provision for loan losses	1,772	964	6,754	2,331

Net interest income after provision for losses	8,386	9,180	34,883	37,573

Noninterest Income:
Service charges on deposit accounts	1,563	1,750	6,458	6,981
Other service charges and fees	419	406	1,513	1,410
Net (loss) gain on sale and writedown of securities	(2,393)	(2,555)	(28,117)	(2,574)
Other	534	630	2,445	2,635

Total noninterest income	123	231	(17,701)	8,452

Noninterest Expense:
Compensation and employee benefits	3,839	4,016	15,913	16,420
Office occupancy	1,120	1,123	4,599	4,540
Marketing	98	134	461	577
FDIC insurance	967	41	1,155	167
Office supplies, telephone and postage	489	437	1,902	1,851
Early extinguishment of debt	—	—	0	62
Other	1,414	1,252	5,390	5,006

Total noninterest expense	7,927	7,003	29,420	28,623

Income (loss) before income taxes	582	2,408	(12,238)	17,402
Income tax expense (benefit)	(776)	350	(2,696)	4,599

Net income (loss)	1,358	2,058	(9,542)	12,803
Preferred stock dividend	397	—	829	—

Income (loss) to common stockholders	$961	$2,058	$(10,371)	$12,803

Net income (loss) per common share:
Basic	$0.18	$0.38	$(1.90)	$2.33
Diluted	$0.18	$0.38	$(1.90)	$2.31

Investment Securities
The amortized cost, gross unrealized gains and losses and fair values for investment securities classified as available for sale or held to maturity at June 30, 2009 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

Available for sale:
FHLB of Pittsburgh stock	$13,826	$—	$—	$13,826
Preferred stocks:
FHLMC Series M Pfd	20	29	—	49
FHLMC Series S Pfd	30	43	—	73
Bank of America ML Pfd Dep L	—	—	—	—
Bank of America Corp Pfd Series J	2,192	1,488	—	3,680
Mutual Funds — ARM mortgages	5,500	10	208	5,302
Other common equities	473	161	59	575

Total equity investments available for sale	22,041	1,731	267	23,505

Held to maturity:
U.S. Government and agency obligations due:
Within 1 year	—	—	—	—
Within 5 years	78,509	1,360	127	79,742
Within 10 years	29,658	8	225	29,441
After 10 years	515	21	—	536

Total U.S. Government and agency obligations	108,682	1,389	352	109,719

Municipal obligations:
Within 1 year	2,001	10	—	2,011
Within 5 years	12,809	157	2	12,964
Within 10 years	1,811	41	—	1,852
After 10 years	2,544	78	84	2,538

Total municipal obligations	19,165	286	86	19,365

Individual trust preferred securites:
After 10 years	9,354	166	3,033	6,487

Total individual trust preferred securities	9,354	166	3,033	6,487

Pooled trust preferred securites:
After 10 years	68,306	—	33,850	34,456

Pooled trust preferred securities	68,306	—	33,850	34,456

Corporate debt
Within 1 year	30,344	256	61	30,539
Within 5 years	27,120	462	273	27,309

Total corporate debt	57,464	718	334	57,848

Total U.S. Government and agency obligations, municipal obligations, corporate debt and individual and pooled trust preferred securities	262,971	2,559	37,655	227,875

Mortgage-backed securities:
FHLMC	20,764	107	62	20,809
FNMA	41,459	382	1	41,840
GNMA	1,144	18	—	1,162
SBA	6	—	1	5
Collateralized mortgage obligations (“CMOs”) — Agency	1,540	24	6	1,558
CMOs — Non Agency	176,145	632	31,281	145,496

Total mortgage-backed securities	241,058	1,163	31,351	210,870

Total investments classified as held to maturity	504,029	3,722	69,006	438,745

Total investment portfolio	$526,070	$5,453	$69,273	$462,250

Loans at June 30 are summarized as follows:

	2009	2008	2007

Mortgage loans:
Residential:
1-4 Family	$727,890	$828,516	$859,972
Multifamily	34,216	29,737	32,474
Commercial	113,523	113,622	112,287
Other	14,806	17,497	18,321

	890,435	989,372	1,023,054
Consumer loans	185,818	176,948	173,506
Commercial business loans	44,602	43,643	45,184
Loans on savings accounts	5,031	6,147	5,162

Gross loans	1,125,886	1,216,110	1,246,906
Less:
Loans in process	60	236	98
Allowance for loan losses	17,960	15,249	14,189
Unamortized discount (premium) and deferred loan fees	(1,070)	(1,040)	(1,778)

	$1,108,936	$1,201,665	$1,234,397

The following summary sets forth the activity in the allowance for loan losses for the years ended June 30:

	2009	2008	2007

Beginning balance	$15,249	$14,189	$14,907
Provision for loan losses	6,754	2,331	828
Loans recovered:
Commercial	4	18	13
Consumer	31	54	19
Mortgage	—	241	27

Total recoveries	35	313	59

Loans charged off:
Commercial	(344)	(372)	(842)
Consumer	(324)	(453)	(287)
Mortgage	(3,410)	(759)	(476)

Total charge-offs	(4,078)	(1,584)	(1,605)

Net recoveries (charge-offs)	(4,043)	(1,271)	(1,546)

Ending balance	$17,960	$15,249	$14,189

The following table sets forth the allowance for loan loss allocation for the years ended June 30:

	2009	2008	2007

Residential mortgages	$6,336	$3,893	$2,747
Commercial mortgages	4,523	4,739	3,964
Consumer loans	3,517	3,797	4,580
Commercial loans	3,584	2,820	2,898

Total allowance for loan losses	$17,960	$15,249	$14,189